UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2026

Sow Good Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42037	27-2345075
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Sow Good Inc.

1440 N Union Bower Rd

Irving, TX 7506

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (214) 623-6055

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SOWG	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 13, 2026, Sow Good Inc. (the “Company”) entered into a Sales Agreement (the “Sales Agreement”) with Craft Capital Management, LLC, as sales agent (the “Sales Agent”), pursuant to which the Company may offer and sell from time to time, at its option through the Sales Agent, shares of the Company’s common stock, $0.001 par value per share (the “Shares”), having an aggregate offering price of up to $100 million. The issuance and sale, if any, of shares of the Company’s common stock under the Sales Agreement will be made pursuant to the Company’s registration statement on Form S-3 (File No. 333- 294799), which became effective on April 9, 2025, and the related prospectus supplement dated April 13, 2026 (the “Prospectus Supplement”), in each case filed with the U.S. Securities and Exchange Commission (the “SEC”).

The sale, if any, of Shares under the Sales Agreement will be made by any method permitted that is deemed to be an “at the market offering” as defined in Rule 415(a)(4) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on The Nasdaq Capital Market or any other trading market for the Company’s common stock. Subject to the terms and conditions of the Sales Agreement, the Sales Agent will use their commercially reasonable efforts to sell the Shares, based upon the Company’s instructions. The Company is not obligated to sell any Shares under the Sales Agreement. The Company or the Sales Agent may at any time suspend or terminate the offering of the Shares upon notice to the other party and subject to other conditions.

The compensation payable to the Sales Agent as sales agent shall be up to 3.0% of the gross sales price of the Shares sold through the sales agent pursuant to the Sales Agreement. In addition, the Company will reimburse the Sales Agent for certain expenses incurred in connection with the Sales Agreement, and the Company has agreed in the Sales Agreement to provide indemnification and contribution to the Sales Agent against certain liabilities, including liabilities under the Securities Act or the Securities Exchange Act of 1934, as amended. The Company also made certain customary representations, warranties and covenants concerning the Company and the Shares in the Sales Agreement.

The Sales Agreement is attached to this Current Report on Form 8-K as Exhibit 1.1 and is incorporated herein by reference. The foregoing description of the material terms of the Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the exhibit attached hereto.

The representations, warranties and covenants contained in the Sales Agreement were made solely for the benefit of the parties to the Sales Agreement, and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Sales Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Sales Agreement and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

A copy of the legal opinion of White & Case LLP relating to the shares of common stock being offered pursuant to the Sales Agreement is filed as Exhibit 5.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the shares of common stock discussed herein, nor shall there be any offer, solicitation, or sale of the shares of common stock in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 7, 2026, the Company received written notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Capital Market (“Nasdaq”) stating that, based upon the stockholders’ equity reported by the Company in its Form 10-K for the period ended December 31, 2025, the Company was no longer in compliance with Nasdaq Listing Rule 5550(b)(1), which requires a company to maintain a minimum of $2,500,000 in stockholders’ equity.

In accordance with the Nasdaq Listing Rules, the Company has 45 calendar days, or until May 22, 2026, to submit a plan to regain compliance. If the Company’s plan is accepted, Nasdaq may grant the Company an extension of up to 180 calendar days from the date of the Notice, or until October 4, 2026, to evidence compliance.

If the Company’s plan to regain compliance with the minimum stockholders’ equity standard is not accepted or if it is accepted but the Company does not regain compliance by the end of the extension granted by Nasdaq, or if the Company fails to satisfy another Nasdaq requirement for continued listing, Nasdaq staff could provide notice that the Company’s common shares will become subject to delisting. In such event, Nasdaq rules permit the Company to request a hearing to appeal to a Nasdaq hearings panel, which would stay any further delisting actions through the hearings process. Accordingly, there can be no guarantee that the Company will be able to maintain its Nasdaq listing.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
1.1 †	Sales Agreement, dated April 13, 2026, by and between Sow Good Inc. and Craft Capital Management, LLC.
5.1	Opinion of White & Case LLP.
23.1	Consent of White & Case LLP (contained in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†	Certain of the schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2026	SOW GOOD INC.

	By:	/s/ Yisroel Goldberg
Yisroel Goldberg
Chief Executive Officer

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